UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 8, 2004
Date of Earliest Event Reported: June 23, 2004

OPENTV CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands
(State or Other Jurisdiction of Incorporation)

001-15473 (Commission File Number)	98-0212376 (I.R.S. Employer Identification No.)

275 Sacramento Street
San Francisco, California 94111
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 962-5000

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Transcript of 2004 Annual Meeting of Stockholders held on June 23, 2004.

Item 9. Regulation FD Disclosure

On June 23, 2004, OpenTV Corp. (the “Company”) held its 2004 Annual Meeting of Stockholders (the “Annual Meeting”). A transcript of the prepared remarks from the Annual Meeting is attached hereto as Exhibit 99.1.

This Form 8-K and the transcript attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 9 of Form 8-K. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2004
OPENTV CORP.
	By:	/s/ Richard Hornstein

	Name: Title:	Richard Hornstein Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Transcript of 2004 Annual Meeting of Stockholders held on June 23, 2004.